Portfolio of Investments
Columbia Real Estate Equity Fund, March 31, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Real Estate 99.5%
Diversified REITs 2.3%
STORE Capital Corp.	204,400	6,847,400
Total Diversified REITs		6,847,400
Health Care REITs 5.7%
HCP, Inc.	236,900	7,414,970
Ventas, Inc.	152,501	9,731,089
Total Health Care REITs		17,146,059
Hotel & Resort REITs 5.3%
Host Hotels & Resorts, Inc.	849,089	16,047,782
Total Hotel & Resort REITs		16,047,782
Industrial REITs 10.4%
Duke Realty Corp.	343,200	10,495,056
First Industrial Realty Trust, Inc.	285,661	10,100,973
ProLogis, Inc.	150,294	10,813,653
Total Industrial REITs		31,409,682
Office REITs 13.1%
Alexandria Real Estate Equities, Inc.	102,945	14,675,839
Corporate Office Properties Trust	168,075	4,588,447
Highwoods Properties, Inc.	216,230	10,115,239
Mack-Cali Realty Corp.	106,969	2,374,712
SL Green Realty Corp.	87,893	7,903,339
Total Office REITs		39,657,576
Residential REITs 27.7%
American Homes 4 Rent, Class A	458,930	10,426,889
AvalonBay Communities, Inc.	61,823	12,409,731
Camden Property Trust	29,400	2,984,100
Equity LifeStyle Properties, Inc.	139,274	15,919,018
Equity Residential	106,700	8,036,644
Essex Property Trust, Inc.	60,825	17,593,023
Invitation Homes, Inc.	441,917	10,751,841
Common Stocks (continued)
Issuer	Shares	Value ($)
Sun Communities, Inc.	45,500	5,392,660
Total Residential REITs		83,513,906
Retail REITs 9.3%
Simon Property Group, Inc.	136,044	24,788,577
SITE Centers Corp.	254,493	3,466,195
Total Retail REITs		28,254,772
Specialized REITs 25.7%
American Tower Corp.	19,720	3,886,023
Coresite Realty Corp.	58,887	6,302,087
Crown Castle International Corp.	42,000	5,376,000
CubeSmart	242,823	7,780,049
Digital Realty Trust, Inc.	159,114	18,934,566
Equinix, Inc.	22,291	10,101,389
Extra Space Storage, Inc.	74,700	7,612,677
Farmland Partners, Inc.	92,100	589,440
Four Corners Property Trust, Inc.	251,008	7,429,837
Life Storage, Inc.	74,500	7,246,615
Outfront Media, Inc.	95,152	2,226,557
Total Specialized REITs		77,485,240
Total Real Estate		300,362,417
Total Common Stocks (Cost: $191,764,963)		300,362,417

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(a),(b)	124,782	124,770
Total Money Market Funds (Cost: $124,770)		124,770
Total Investments in Securities (Cost $191,889,733)		300,487,187
Other Assets & Liabilities, Net		1,297,961
Net Assets		$301,785,148
Columbia Real Estate Equity Fund | Quarterly Report 2019	1

Portfolio of Investments   (continued)
Columbia Real Estate Equity Fund, March 31, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at March 31, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended March 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	2,067,051	10,443,285	(12,385,554)	124,782	—	—	8,563	124,770
Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
2	Columbia Real Estate Equity Fund | Quarterly Report 2019

Portfolio of Investments   (continued)
Columbia Real Estate Equity Fund, March 31, 2019 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Real Estate	300,362,417	—	—	—	300,362,417
Money Market Funds	—	—	—	124,770	124,770
Total Investments in Securities	300,362,417	—	—	124,770	300,487,187
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
Columbia Real Estate Equity Fund | Quarterly Report 2019	3